EXHIBIT 24

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Paul R. Sylvester
Paul R. Sylvester

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Randall L. Peat
Randall L. Peat

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Richard J. Holloman
Richard J. Holloman

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Douglas A. Peat
Douglas A. Peat

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Jane M. Rix
Jane M. Rix

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Stephen C. Waterbury
Stephen C. Waterbury

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Harry C. Vorys
Harry C. Vorys

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 22, 1999	/s/ Gene Bledsoe
Gene Bledsoe

LIMITED POWER OF ATTORNEY

                The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Manatron, Inc., does hereby appoint Paul R. Sylvester, Randall L. Peat, and Stephen C. Waterbury, and each of them severally, his or her attorneys or attorney to execute in his or her name, place and stead a Registration Statement of Manatron, Inc., on Form S-3 and any and all amendments thereto, and to file it with the Securities and Exchange Commission.

Date	Signature

July 26, 1999	/s/ Joseph Zalewski
Joseph Zalewski